UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

______________

Date of Report (Date of earliest event reported): June 12, 2007

Bay National Corporation
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	000-51765 (Commission File Number)	52-2176710 (IRS Employer Identification No.)

(410) 494-2580
(Registrant’s telephone number, including area code)

 N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 [   ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 [   ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 [   ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 [   ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events

On June 12, 2007, Bay National Corporation issued a press release announcing that its Board of Directors has declared a 10 percent stock dividend payable June 29, 2007 to stockholders of record on June 18, 2007.

A copy of the press release is filed as Exhibit 99.1 hereto.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed herewith:

99.1  Press Release dated June 12, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAY NATIONAL CORPORATION

Date June 13, 2007	By: /s/ Hugh W. Mohler
Hugh W. Mohler, President